UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2018

BEST BUY CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-9595 (Commission File Number)	41-0907483 (IRS Employer Identification No.)

7601 Penn Avenue South Richfield, Minnesota (Address of Principal Executive Offices)	55423 (Zip Code)

(612) 291-1000
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events

On September 27, 2018, Best Buy Co., Inc. (the “Company”) completed a public offering of $500,000,000 aggregate principal amount of its 4.450% Notes due 2028 (the “Notes”). The Notes were offered under the Company’s Registration Statement on Form S-3ASR (File No. 333-227404) which was filed with the Securities and Exchange Commission (the “Commission”) on September 18, 2018.

The Notes were issued under an Indenture, dated as of March 11, 2011 (the “Base Indenture”), between the Company and U.S. Bank National Association, as successor trustee to Wells Fargo Bank, N.A., as supplemented by the Third Supplemental Indenture, dated as of September 27, 2018 (the “Third Supplemental Indenture”). A form of the Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3ASR (File No. 333-172662), filed on March 8, 2011, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Commission a Prospectus dated September 18, 2018 and a related Prospectus Supplement dated September 25, 2018, as filed with the Commission on September 27, 2018 (File No. 333-227404). The Prospectus Supplement includes relevant information regarding recent developments and the use of the public offering proceeds.

Interest on the Notes will be payable semi-annually on April 1 and October 1 of each year, commencing on April 1, 2019, to holders of record on the preceding March 15 or September 15, as the case may be.

The Notes will mature on October 1, 2028.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

On September 25, 2018, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and U.S. Bancorp Investments, Inc. acted as representatives, for the issuance and sale by the Company of the Notes.

The foregoing descriptions of the Underwriting Agreement and the Third Supplemental Indenture (including the form of the Notes) are qualified in their entirety by the terms of such agreements.  Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.1, respectively.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 25, 2018

4.1	Third Supplemental Indenture, dated as of September 27, 2018, to the Indenture, dated as of March 11, 2011, between Best Buy Co., Inc. and U.S. Bank National Association, as successor trustee

4.2	Form of Global Note representing the Notes (included in Exhibit 4.1)

5.1	Opinion of Dorsey & Whitney LLP

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: September 27, 2018	/s/ Mathew R. Watson
Mathew R. Watson
Senior Vice President, Finance – Controller and Chief Accounting Officer